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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 18, 1996



            AMRESCO Residential Securities Corporation Mortgage Loan
                    Trust 1996-5 (Exact name of registrant as
                            specified in its charter)


            New York                 333-8687-02         Application Pending
-----------------------------     ----------------     ----------------------
(State or Other Jurisdiction         (Commission       (I.R.S. Employer
         of Incorporation)           File Number)       Identification No.)


c/o The Chase Manhattan Bank
     450 West 33rd Street
     New York, NY                                             10001
----------------------------------                     --------------------
      (Address of Principal                                (Zip Code)
      Executive Offices)


        Registrant's telephone number, including area code (212) 946-8500


                                    No Change
  ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         AMRESCO Residential Securities Corporation registered issuances of up to $2,000,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-8687) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-5 (the "Registrant" or the "Trust") issued $700,000,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1996-5 (the "Certificates"), on December 18, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of December 1, 1996, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Capital Markets, Inc. (the "Seller"), Advanta Mortgage Corp. USA, as a Servicer and Option One Mortgage Corporation, as a Servicer (collectively, the "Servicers") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates (the "Class A Certificates"), the Class B-1O Certificates (the "Class B-1O Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates and the Class B-1O Certificates, the "Certificates"). Only the Class A Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass- Through Rates for the Class A Certificates are as follows: Class A-1, 6.425%; Class A-2, 6.275%; Class A-3,
6.400%;  Class A-4,  6.575%;  Class A-5, 6.700%;  Class A-6, 6.925%;  Class A-7,
7.075%; and, Class A-8, as defined in the Pooling and Servicing Agreement. The Class A Certificates have initial aggregate principal amounts as follows: Class A-1, $42,200,000; Class A-2, $29,000,000; Class A-3, $16,500,000; Class A-4,
$17,000,000;   Class  A-5,  $15,000,000;  Class  A-6,  $15,900,000;  Class  A-7,
$14,400,000 and Class A-8, $550,000,000.

         As  of  the  Cut-Off  Date,   the  Home  Equity  Loans   possessed  the
characteristics described in the Prospectus dated July 29, 1996 and the Prospectus Supplement dated December 4, 1996 filed pursuant to Rule 424(b)(5) of the Act on December 17, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

        1.1 Underwriting Agreement dated December 4, 1996, between AMRESCO Residential Securities Corporation and Prudential Securities Incorporated, as Representative of the Several Underwriters.

        4.1 Pooling and Servicing Agreement dated as of December 1, 1996, AMRESCO Residential Securities Corporation, AMRESCO Residential Capital Markets, Inc., Advanta Mortgage Corp. USA, as a Servicer and Option One Mortgage Corporation, as a Servicer and The Chase Manhattan Bank, as Trustee.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMRESCO RESIDENTIAL SECURITIES
                           CORPORATION MORTGAGE LOAN TRUST 1996-5

                           By:  AMRESCO Residential Securities Corporation,
                                    as Depositor


                           By:      \s\ Ronald B. Kirkland
                                    ---------------------------
                                    Name:  Ronald B. Kirkland
                                    Title:   Chief Financial Officer and
                                             Chief Accounting Officer



Dated:  January 2, 1997

                                  EXHIBIT INDEX


     Exhibit No.       Description                                                               Page No.

         1.1           Underwriting Agreement dated December 4, 1996, between
                       AMRESCO Residential Securities Corporation and
                       Prudential Securities Incorporated, as Representative of the
                       Several Underwriters.                                                      _____

         4.1           Pooling and Servicing Agreement dated as of December 1,
                       1996, AMRESCO Residential Securities Corporation,
                       AMRESCO Residential Capital Markets, Inc., Advanta
                       Mortgage Corp. USA, as a Servicer and Option One
                       Mortgage Corporation, as a Servicer and The Chase
                       Manhattan Bank, as Trustee.                                                _____
